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                                                                   Exhibit 10(a)


                              INTERTAN CANADA LTD.
                                 INTERTAN, INC.

                        NINTH AMENDMENT TO LOAN AGREEMENT

     This Ninth Amendment to Loan Agreement (this "Amendment") is dated as of November 15, 2001 and entered into by and among, inter alia, InterTAN Canada Ltd., as Canadian Borrower, InterTAN, Inc., as the Parent, the financial institutions listed on the signature pages hereof (the "Lenders"), and Bank of America Canada, a Canadian chartered bank, as agent for the Lenders (the "Agent"), and is made with reference to that certain Loan Agreement dated as of December 22, 1997 (as amended and in effect the "Loan Agreement"), by and among the Canadian Borrower, the Lenders and the Agent, as amended by the Rectification and Amendment No. 1 dated as of February 24, 1998, the Second Amendment to Loan Agreement dated as of January, 1999, the Third Amendment to Loan Agreement dated as of April 12, 1999, the Fourth Amendment to Loan Agreement dated as of July 31, 1999, the Fifth Amendment to Loan Agreement dated as of October 1, 1999, the Sixth Amendment to Loan Agreement dated as of December 24, 2000, the Seventh Amendment to Loan Agreement dated as of March 21, 2001 and the Eighth Amendment to Loan Agreement dated as of May 4, 2001. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

SECTION 1.    AMENDMENTS TO LOAN AGREEMENT

1.1 Subsection 2.4(a) of the Loan Agreement is hereby amended by adding the following at the end thereof:

           "Notwithstanding any other terms hereof, BACAN shall have the right in its unfettered discretion to have any affiliate of BACAN or any of its or such affiliate's branches enter into F/X Transactions with the Canadian Borrower for amounts and on terms as may be approved by BACAN in its sole discretion and, in connection therewith, to provide such affiliate or branch with credit support. In any such case, the Canadian Borrower shall indemnify and save harmless BACAN for and in respect of any losses, costs, liabilities, damages and expenses which may be suffered or incurred by BACAN in respect of such F/X Transaction and/or credit support, such credit support and the Canadian Borrower's foregoing obligations shall form part of the Obligations and the foregoing provisions shall apply equally to any F/X Transaction entered into by such branch of affiliate as if such F/X Transaction was entered into by BACAN."

1.2 Subsection 15.3(a) of the Loan Agreement is hereby amended by deleting the phrase "is a non-resident of Canada" in the fourth line thereof and replacing it with "is not (or is not considered to be) a resident of Canada".

1.3 Section 15.3 of the Loan Agreement is hereby amended by adding the following as subsection (c) thereof:

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     "Notwithstanding the foregoing or any other terms hereof, in the event that
     Bank of America Canada assigns to an affiliate, branch or affiliate's branch all of its rights, benefits and obligations hereunder in accordance with Section 15.3(a), then (i) Bank of America Canada shall, contemporaneous with such assignment, be deemed to have resigned as Agent,
     (ii) all references to "Agent" shall be deemed to be references to such affiliate, branch or affiliate's branch, (iii) Bank of America Canada shall be released and discharged from any further obligation hereunder but shall continue to be entitled to the benefit of any indemnities or protections herein provided including, without limitation, the provisions of Article
     14, (iv) Bank of America Canada and such affiliate, branch or affiliate's branch shall be deemed to have executed and delivered an Assignment and Acceptance Agreement sufficient to give effect to the assignment, substantially in the form of Exhibit O, and (v) each of the parties hereto
                                  ---------
     agrees to execute and deliver and do and perform such documents, acts and things as are necessary to record and give effect to the foregoing."

1.4 Section 16.18 of the Loan Agreement is hereby amended by deleting the reference to "governmental authority" in the third line thereof and substituting "Public Authority" therefor.

1.5 Subsection 16.19(a) of the Loan Agreement is hereby amended by deleting the reference to "governmental" in the fifth line thereof and substituting "any Public Authority" therefor.

SECTION 2.    CONDITIONS TO EFFECTIVENESS

2.1 This Amendment shall become effective upon the satisfaction of the conditions precedent set out in Section 2.2 below (the date of satisfaction of such conditions being referred to herein as the "Ninth Amendment Effective Date").

2.2 On or before the date hereof, each of the Canadian Borrower and the Parent shall deliver or cause to be delivered to the Agent two (2) originally fully executed copies of this Amendment, as executed by the Canadian Borrower and the Parent.

SECTION 3.    BORROWER'S AND PARENT'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each of the Canadian Borrower and Parent represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

     A. Authorization, Validity, and Enforceability of this Amendment. The Canadian Borrower or the Parent, as applicable, has the corporate power and authority to execute and deliver this Amendment and to perform the Loan Agreement as amended by this Amendment (the "Amended Agreement"). The Canadian
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Borrower or the Parent, as applicable, has taken all necessary corporate action
(including, without limitation, obtaining

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approval of its stockholders if necessary) to authorize its execution and delivery of this Amendment and the performance of the Amended Agreement. This Amendment has been duly executed and delivered by the Canadian Borrower or the Parent, as applicable, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Canadian Borrower or the Parent, as applicable, enforceable against it in accordance with their respective terms without defence, setoff or counterclaim. The Canadian Borrower's or the Parent's, as applicable, execution and delivery of this Amendment and the performance by the Canadian Borrower or the Parent, as applicable, of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Canadian Borrower or the Parent, as applicable, or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Canadian Borrower or the Parent, as applicable, is a party or which is binding on it, (b) any Requirement of Law applicable to the Canadian Borrower or the Parent, as applicable, or any of its Subsidiaries, or (c) the certificate or articles of incorporation or amalgamation or bylaws of the Canadian Borrower or the Parent, as applicable, or any of its Subsidiaries.

     B. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Canadian Borrower or the Parent, as applicable, or any of its Subsidiaries of this Amendment or the Amended Agreement except for such as have been obtained or made and filings required in order to perfect the Agent's security interests.

     C. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event or an Event of Default.

SECTION 4.    MISCELLANEOUS

     A. Reference to and Effect on the Loan Agreement and the Other Loan Documents.

          (1) On and after the Ninth Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

          (2) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or

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                any Lender under, the Loan Agreement or any of the other Loan
                Documents.

     B. Captions. The captions contained in this Amendment are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

     C. Governing Law. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

     D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, the Parent and the Canadian Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Canadian Borrower, the Parent, the Agent and the Lenders and receipt by the Canadian Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTERTAN CANADA LTD.

By:    /s/ James P. Maddox
    ---------------------------------
Name:  James P. Maddox
Title: Vice President, Finance

INTERTAN, INC.

By:    /s/ James P. Maddox
   ----------------------------------
Name:  James P. Maddox
Title: Vice President, Finance

BANK OF AMERICA CANADA,
as Agent and as the Lender

By:    /s/ Jeff Burdon
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Name:  Jeff Burdon
Title: Vice-President